Exhibit 99.1

BIO-key Chairman & CEO Provides Operational Update

Regarding Company’s Biometric Authentication Solutions Business

Wall, New Jersey – April 7, 2020 - BIO-key International, Inc. (Nasdaq: BKYI), an innovative provider of biometric software and hardware solutions for strong, convenient user authentication and large-scale identity, today provided an update message for customers, partners and investors from its Chairman & CEO Michael DePasquale, regarding its operations in the current environment.

Chairman & CEO’s Message

For many, adjusting to the circumstances caused by the Coronavirus has been overwhelming and, in some cases, catastrophic. None of us could have anticipated that a virus could so quickly affect nearly every aspect of our personal and business lives.

All of us are heartbroken for anyone who's been impacted by this pandemic, either directly or indirectly, and our hope is for a speedy recovery. We applaud the healthcare workers on the front lines caring for people who need treatment. During this challenging time, I want to let you know how we are approaching the situation at BIO-key.

Operations

To ensure the safety for all our employees, BIO-key has transitioned to a nearly 100% remote work-from-home model. To maintain a seamless business operation, we are conducting daily conference calls with our executive team, as well as sales, support and marketing departments. From an execution standpoint, we’ve made the appropriate adjustments to conduct business as effectively as possible given the circumstances.

Product Development, Support and Fulfillment

Our R&D and product development teams remain engaged in their efforts and are in constant communication to keep our innovation moving forward. Our support team is responding to help BIO-key customers make the shift to remote workforces using our biometric MFA technology to make that transition as seamless as possible. To fulfill orders, BIO-key has enough hardware inventory to meet expected demand and we obviously have unlimited software capacity with online download of new orders and updates.

BIO-key Solutions Match the new Remote Workforce Model

The new remote workforce model being adopted across most industries presents a new range of security and authentication challenges that can be cost-effectively addressed by our solutions. Our online biometric single sign-on (SSO) and enterprise class multi-factor authentication (MFA) solutions operate equally well in on-premise or remote work environments and provide assurance that only the right user can access sensitive systems remotely. Long before the current crisis, BIO-key solutions have been proven to provide best-in-class remote cybersecurity solutions for government agencies, law enforcement, financial services, education, retail, manufacturing and the Fortune 500.

Business / Investor Update

Despite current challenges posed by the global pandemic and its human and economic impact, BIO-key’s business strategy has gained significant momentum internationally, particularly in Africa, as highlighted by recent developments:

●	$45 million contract to provide biometric solutions in support of a Nigerian Ministry of Labour program to educate, empower and create employment for one million recent college graduates in Nigeria.
●	$30 million contract to facilitate the enrollment and positive identification of millions of customers for Nigerian mobile telecommunications company.
●	Expansion of the use of BIO-key solutions by the Dubai Police Force.
●	Expanding footprint of BIO-key solutions being used to secure access election data in Florida.
●	A major expansion by our customer ICU Medical to enable remote learning.
●	A growing footprint securing election offices across the U.S.

BIO-key will provide further updates on its progress via press releases and its normal quarterly investor conference calls. Visit www.bio-key.com for more information and/or email bkyi@catalyst-ir.com to be added to the Company’s investor email list.

Outlook for Biometric Adoption

Though change remains a constant in our personal and business lives, we can always be identified by our biometric. As such, biometrics can play a valuable role in traditional work environments and an even greater one in remote environments. Our biometric solutions allow users to move beyond the challenges and limitations of mainstream authentication methods, such as passwords, tokens and pins, while delivering improved ease of use, lower costs, increased worker efficiency and providing critical auditing capabilities.

With the growing proliferation of online assets, the new remote workforce model, and hackers and cyberthieves looking to thrive upon vulnerabilities within this new landscape, we believe BIO-key solutions are becoming increasingly recognized as valuable security differentiators for our partners and customers.

We stand by to support our partners and customers in any way we can and wish you all good health and success in navigating current challenges.

Sincerely,

Michael DePasquale

Chairman & CEO

About BIO-key International, Inc. (www.bio-key.com)

BIO-key is revolutionizing authentication and identity access management with biometric solutions that enable convenient and secure access to information and high-stakes transactions. We offer software-based alternatives to passwords, PINs, tokens, and cards to make it easy for enterprises and consumers to secure their devices as well as information in the cloud. Our premium finger scanning devices offer market-leading quality, performance and price – providing more ways to BIO-key your world!

BIO-key Safe Harbor Statement

BIO-key Safe Harbor Statement All statements contained in this press release other than statements of historical facts are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Act. These statements are not guarantees of future performance or events and are subject to risks and uncertainties that may cause actual results to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include, without limitation, our history of losses and limited revenue, our ability to raise additional capital, our ability to protect our intellectual property, market acceptance of biometric products generally and our products under development, our ability to expand into Asia, Africa and other foreign markets, changes in business conditions, changes in our sales strategy and product development plans, changes in the marketplace, continued services of our executive management team, security breaches, competition between us and other companies in the biometric technology industry, delays in the development of products and statements of assumption underlying any of the foregoing. For a more complete description of these and other risk factors that may affect the future performance of BIO-key International, Inc., please see the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date made. Except as required by law, the Company undertakes no obligation to disclose any revision to these forward-looking statements. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted.

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Investor & Media Contacts

William Jones, David Collins

Catalyst IR

212-924-9800

bkyi@catalyst-ir.com